FRANKLIN NEW YORK
TAX-FREE TRUST

ANNUAL REPORT

DECEMBER 31, 1998



SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin New York Tax-Free Trust's annual report for the period ended December 31, 1998.

A TALE OF TWO ECONOMIES

During the 12 months under review, the U.S. economy began to appear like a tale of two economies -- a healthy and expanding domestic sector contrasted with a fragile and ailing export-oriented sector. Despite momentary dips in many economic indicators, the gross domestic product grew 3.9% in 1998, masking much of the underlying divergence. Consumer spending remained robust and the housing market regained its momentum, after ebbing slightly at the end of the summer. Consumer confidence rose in November, after tumbling in October, as retail sales bounced back, signaling that consumers remained guardedly optimistic about the economy, the stock market and their jobs. Housing starts, which fell in September, rose beyond expectations in October, registering the biggest gain in 13 months, and remained solid in November.



CONTENTS

Shareholder Letter ...................    1

Special Update:
A Word About Municipal
Bond Insurance .......................    6

Fund Reports

 Franklin New York Insured
 Tax-Free Income Fund ................    8

 Franklin New York
 Intermediate-Term
 Tax-Free Income Fund ................   15

 Franklin New York
 Tax-Exempt Money Fund ...............   21

Municipal Bond Ratings ...............   23

Financial Highlights &
Statement of Investments .............   26

Financial Statements .................   39

Notes to
Financial Statements .................   44

Independent
Auditors' Report .....................   48

Tax Designation ......................   49

             FUND CATEGORY
[PYRAMID GRAPH]

Meanwhile, exports were hit hard by the emerging market turmoil that prevailed for much of the reporting period, hampering the U.S. manufacturing sector and producing record trade deficits. The National Association of Purchasing Managers Index in December indicated that manufacturing activity slowed for the seventh straight month. Durable goods orders, for cars, appliances and other heavy machinery, fell in October, the first decrease in five months. However, orders rose more strongly than expected in November, surprising many economists.

Because of the problems in the world markets during much of the period, many financial institutions curtailed their lending, creating a "credit crunch." Beginning with the Russian debt crisis and culminating with the emergency bailout of a major hedge fund, capital worldwide became less available, adversely affecting many companies.

Taking note of these factors, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, cut the federal funds target rate three times, for a total of 0.75% since late September, to 4.75%, in an effort to stimulate growth. The Fed's moves were aimed at providing liquidity to the financial system and making it easier for major corporations to obtain favorable lending from banks.

The bond and stock markets reacted to the Fed's loosening of monetary policy in two opposite ways. After the 30-year U.S. Treasury bond reached a record-low yield of 4.70% on October 5, 1998, the U.S. bond market quickly lost ground as investors became less enthusiastic about committing capital to fixed-income markets. On December 31, 1998, the yield on the 30- year Treasury bond stood at 5.09%, 8.3% higher than the yield on October 5, 1998. The stock market was a different story. After losing more than 20% of their value in the third quarter correction, many stocks rebounded strongly. On November 23, 1998, the Dow Jones(R) Industrial Average reached an all-time high of 9374.27, with many other indices registering record highs as well. The Nasdaq Composite and S&P 500(R) Indices, two widely followed market indicators, continued to surge through December, reaching record highs at the end of the month.

As of the end of the reporting period, the yields on 30-year, AAA-rated, insured municipal bonds stood at more than 95.5% of the yield on a 30-year Treasury bond. For those investors in the 39.6% tax bracket, the taxable equivalent yield on an average municipal bond was 8.05% versus 5.09% for the Treasury bond.(1)


(1) Source: Bloomberg.

THE NEW YORK ECONOMY

Over the reporting period, New York state completed three years of record financial performance. Fiscal 1997 and 1998 finished with surpluses of $1.4 billion and $2.0 billion, respectively, while the enacted fiscal 1999 budget contains a $902 million built-in reserve that will likely grow higher. These surpluses resulted chiefly from the state's buoyant financial sector in the first half of 1998. However, New York's economy still lags the nation's.

As of the end of the reporting period, the state's total employment was below pre-recession numbers. Since 1990, New York's annual employment declined an average of 0.3%, while U.S. employment grew almost 2.0% annually. The financial sector had a greater impact on personal income growth than job creation, and the state's 4.5% personal income growth rate closely tracks the 5.5% national average.

Moody's, a national credit rating agency, gave New York general obligation debt its A2 rating as of the end of the reporting period. This reflected the state's recent, strong economic and financial performance, as well as its longer-term vulnerability to an economic slowdown, based on weak employment growth and revenue dependence on the historically volatile financial services sector.(2)


(2) Source: Moody's Investors Service, Municipal Credit Research, 7/8/98. This does not indicate Moody's rating of the fund.

STAYING ON COURSE

Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and preservation of capital. The outlook for the municipal bond market should remain positive, given the relatively stable U.S. economy, low inflation environment and budget surplus. Likewise, New York municipalities and municipal bonds should continue to do well, owing to the state's sound economic condition.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust

/s/ Thomas J. Kenny

Thomas J. Kenny
Director
Franklin Municipal Bond Department

A WORD ABOUT
MUNICIPAL BOND INSURANCE

[LOGO]

Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers -- MBIA, AMBAC, FGIC and FSA -- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. On June 30, 1998, the four primary municipal bond insurers comprised more than 99% of the market, with MBIA controlling the largest share, 37.5%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $144 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating, which more than makes up for the cost of the insurance. In addition, the four primary, AAA-rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.

INSURED MUNICIPAL BOND ISSUES(*)
As a % of muni bond market

[BAR CHART]
GRAPHIC MATERIAL (2)

This chart shows in bar chart format insured municipal bond issues as a % of the total municipal bond market.

1993 - 37.0%
1994 - 37.0%
1995 - 43.0%
1996 - 46.0%
1997 - 49.0%
1998 - 50.8%


(*)Source: The Bond Buyer, 1999.



INSURERS AS A % OF MARKET SHARE(*)
6/30/98

[PIE CHART]
GRAPHIC MATERIAL (1)

This chart shows in pie chart format the market share of municipal bond insurers on 6/30/98.

MBIA - 37.5%
AMBAC - 23.3%
FSA - 21.3%
FGIC - 17.0%
Other - 0.9%


(*)Source: Fitch IBCA, October 28, 1998.

FRANKLIN NEW YORK
INSURED TAX-FREE INCOME FUND

Your Fund's Goal: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured New York municipal securities.(1),(2)

During the 12 months under review, uncertainty in world markets drove the yield on the 30-year Treasury bond down to 4.70% on October 5, 1998, before edging back up to 5.09% at the close of the period. Yields in the municipal market trended in the same general direction as the Treasury market. Yet, due to a very large supply of new municipal bonds, yields did not fall as much as Treasuries during the period. The Bond Buyer 40 Index, published daily by the Bond Buyer and a yardstick for measuring municipal bonds, yielded 5.22% on December 31, 1997, compared with a yield of 5.16% on December 31, 1998. Nationally, new municipal supply was extremely strong in 1998, more than 28.5% greater than last year's new issuance supply, with supply in New York state increasing more than 32% over last year's levels.

(1) For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2) Fund shares are not insured by any U.S. or other government agency, are subject to market risk and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's securities, and the terms of the insurance as outlined in the prospectus. No representation is made as to any issuer's ability to meet its commitments.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 28 of this report.

However, overall demand for municipal bonds was not quite as great as the supply. Arbitrage buyers and nontraditional municipal bond buyers, attracted by municipal bonds' attractive pricing relative to Treasuries, helped fill the void, but not enough to drive the municipal market in step with the Treasury market. As a result, municipals underperformed Treasuries, and the yield on AAA-rated, insured municipal securities stood at approximately 95.5% of Treasuries, making municipal securities attractive investments at the end of the reporting period.

As in prior reporting periods, many issuers took advantage of lower interest rates to refund their existing higher-coupon debt, causing the fund's exposure to prerefunded bonds to increase slightly over the period. Our management of prerefunded bonds did not change. We typically attempted to sell such bonds with approximately five years remaining to their call date. In doing so, we were able to sell the prerefunded bonds at a premium and use the capital to invest in current coupon bonds. By extending the fund's call protection and preserving its income earning potential, we were able to maintain a relatively stable share value.

Franklin New York Insured Tax-Free Income Fund's Class I share price, as measured by net asset value, increased five cents, from $11.66 on December 31, 1997, to $11.71 on December 31, 1998. In addition, the fund's total net assets increased during the reporting period, from $266.6 million on December 31, 1997, to $279.9 million on December 31, 1998. We invested new money and proceeds from sold securities in current coupon bonds as they became available. The fund purchased bonds over the course of the period in many different sectors, maintaining healthy sector diversification. Some of the fund's significant purchases during

DIVIDEND DISTRIBUTIONS(*)
Franklin New York Insured Tax-Free Income Fund
1/1/98 - 12/31/98

                                            Dividend per Share
                                       -----------------------------
Month                                   Class I           Class II
--------------------------------------------------------------------
January                                 4.9 cents         4.34 cents
February                                4.9 cents         4.34 cents
March                                   4.9 cents         4.34 cents
April                                   4.7 cents         4.14 cents
May                                     4.7 cents         4.14 cents
June                                    4.7 cents         4.14 cents
July                                    4.7 cents         4.14 cents
August                                  4.7 cents         4.14 cents
September                               4.7 cents         4.14 cents
October                                 4.7 cents         4.41 cents
November                                4.7 cents         4.41 cents
December                                4.7 cents         4.41 cents
--------------------------------------------------------------------
Total                                  57.0 cents        51.09 cents

(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


the period included St. Lawrence University, Long Island Power Authority and New York State Dormitory Authority.

The graphs on page 14 compare the performance of Franklin New York Insured Tax-Free Income Fund with that of the Lehman Brothers Municipal Bond Index, which is composed of all fixed-rate investment-grade bonds over $50 million issued after January 1, 1991, with at least one year to maturity. Please keep in mind that a market index is unmanaged and has inherent performance advantages when compared with any fund. Unlike an index, mutual funds are never fully invested, which may reduce returns, because they need cash available to redeem shares. If the fund's operating expenses -- management fees and commissions on trades -- had been applied to the index, its performance would have been lower. An index is simply a measure of performance, and one cannot invest in it directly.

Going forward, our outlook for the fund, the municipal bond market and the state of New York remains positive. We expect the supply of New York municipal bonds to remain strong in 1999. We will continue to manage the fund with the intention of protecting its share value and maintaining its competitive yield. However, due to the lower interest rate environment, new bonds purchased during the period offered lower interest rates than the prerefunded issues sold, which most likely will lead to reduced dividends in the future.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
12/31/98

                                      % of Total
                                       Long-Term
Sector                                Investments
--------------------------------------------------
Utilities                               19.8%

Education                               18.4%

Transportation                          18.3%

Prerefunded                             13.2%

Hospitals                               10.5%

Health Care                              8.1%

General Obligation                       6.0%

Other Revenue                            4.9%

Certificates of Participation            0.8%

FRANKLIN NEW YORK
INSURED TAX-FREE
INCOME FUND

PERFORMANCE SUMMARY AS OF 12/31/98
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (1/1/98 - 12/31/98)

  CLASS I                                CHANGE       12/31/98    12/31/97
--------------------------------------------------------------------------
  Net Asset Value                        +$0.05        $11.71      $11.66

                                         DISTRIBUTIONS
                                         ---------------------------------
  Dividend Income                           $ 0.570
  Long-Term Capital Gain                    $0.0566
        TOTAL                               $0.6266

  CLASS II                               CHANGE       12/31/98    12/31/97
--------------------------------------------------------------------------
  Net Asset Value                        +$0.07        $11.82      $11.75

                                         DISTRIBUTIONS
                                         ---------------------------------
  Dividend Income                           $0.5109
  Long-Term Capital Gain                    $0.0566
        TOTAL                               $0.5675

Franklin New York Insured Tax-Free Income Fund paid distributions derived from long-term capital gains of 5.66 cents ($0.0566) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

Class I:

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

Class II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares.




12           Past performance is not predictive of future results.

PERFORMANCE

                                                                           INCEPTION
  CLASS I                                       1-YEAR        5-YEAR        (5/1/91)
------------------------------------------------------------------------------------
  Cumulative Total Return(1)                    +5.94%       +30.76%         +74.81%
  Average Annual Total Return(2)                +1.42%        +4.60%          +6.95%

  Distribution Rate(3)                           4.61%
  Taxable Equivalent Distribution Rate(4)        8.60%
  30-Day Standardized Yield(5)                   3.70%
  Taxable Equivalent Yield(4)                    6.90%

                                                                           INCEPTION
  CLASS II                                      1-YEAR        3-YEAR        (5/1/95)
------------------------------------------------------------------------------------
  Cumulative Total Return(1)                    +5.55%       +18.58%         +29.16%
  Average Annual Total Return(2)                +3.49%        +5.48%          +6.93%

  Distribution Rate(3)                           4.43%
  Taxable Equivalent Distribution Rate(4)        8.26%
  30-Day Standardized Yield(5)                   3.29%
  Taxable Equivalent Yield(4)                    6.14%

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on December 31, 1998.

(4) Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal, New York state and New York City personal income tax bracket of 46.4%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1998.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         13

FRANKLIN NEW YORK
INSURED TAX-FREE
INCOME FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

AVERAGE ANNUAL TOTAL RETURN
12/31/98

Class I
----------------------------------
1-Year                      +1.42%

5-Year                      +4.60%

Since Inception (5/1/91)    +6.95%

CLASS I (5/1/91-12/31/98)
[LINE GRAPH]

GRAPHIC MATERIAL (6)

This graph compares the performance of Franklin New York Insured Tax-Free Income Fund's Class I shares as tracked by the growth in value of a $10,000 investment, to that of Lehman Brothers Municipal Bond Index and the Consumer Price Index
(CPI) from 5/1/91-12/31/98. Source: Standard and Poor's Micropal.

             Franklin New York Insured Tax-Free Income                LB Muni Index     CPI
                            Fund-Class A
-----------------------------------------------------------------------------------------------
      5/1/91              9579                            10,000                         10,000
     5/31/91              9588                    0.89%   10,089              0.30%      10,030
     6/30/91              9559                   -0.10%   10,079              0.29%      10,059
     7/31/91              9722                    1.22%   10,202              0.15%      10,074
     8/31/91              9866                    1.32%   10,337              0.29%      10,103
     9/30/91              9976                    1.30%   10,471              0.44%      10,148
    10/31/91             10058                    0.90%   10,565              0.15%      10,163
    11/30/91             10043                    0.28%   10,595              0.29%      10,193
    12/31/91             10234                    2.15%   10,823              0.07%      10,200
     1/31/92             10307                    0.23%   10,847              0.15%      10,215
     2/29/92             10322                    0.03%   10,851              0.36%      10,252
     3/31/92             10347                    0.04%   10,855              0.51%      10,304
     4/30/92             10438                    0.89%   10,952              0.14%      10,318
     5/31/92             10590                    1.18%   11,081              0.14%      10,333
     6/30/92             10743                    1.68%   11,267              0.36%      10,370
     7/31/92             11149                    3.00%   11,605              0.21%      10,392
     8/31/92             10968                   -0.98%   11,491              0.28%      10,421
     9/30/92             10981                    0.65%   11,566              0.28%      10,450
    10/31/92             10768                   -0.98%   11,453              0.35%      10,487
    11/30/92             11058                    1.79%   11,658              0.14%      10,501
    12/31/92             11215                    1.02%   11,777             -0.07%      10,494
     1/31/93             11362                    1.16%   11,913              0.49%      10,545
     2/28/93             11698                    3.62%   12,344              0.35%      10,582
     3/31/93             11700                   -1.06%   12,214              0.35%      10,619
     4/30/93             11787                    1.01%   12,337              0.28%      10,649
     5/31/93             11828                    0.56%   12,406              0.14%      10,664
     6/30/93             12029                    1.67%   12,613              0.14%      10,679
     7/31/93             12060                    0.13%   12,630              0.00%      10,679
     8/31/93             12284                    2.08%   12,892              0.28%      10,709
     9/30/93             12531                    1.14%   13,039              0.21%      10,731
    10/31/93             12583                    0.19%   13,064              0.41%      10,775
    11/30/93             12496                   -0.88%   12,949              0.07%      10,783
    12/31/93             12789                    2.11%   13,222              0.00%      10,783
     1/31/94             12920                    1.14%   13,373              0.27%      10,812
     2/28/94             12533                   -2.59%   13,027              0.34%      10,849
     3/31/94             11912                   -4.07%   12,496              0.34%      10,886
     4/30/94             12011                    0.85%   12,603              0.14%      10,901
     5/31/94             12155                    0.87%   12,712              0.07%      10,909
     6/30/94             12007                   -0.61%   12,635              0.34%      10,946
     7/31/94             12254                    1.83%   12,866              0.27%      10,975
     8/31/94             12264                    0.35%   12,911              0.40%      11,019
     9/30/94             12036                   -1.47%   12,721              0.27%      11,049
    10/31/94             11737                   -1.78%   12,495              0.07%      11,057
    11/30/94             11382                   -1.81%   12,269              0.13%      11,071
    12/31/94             11750                    2.20%   12,539              0.00%      11,071
     1/31/95             12189                    2.86%   12,897              0.40%      11,115
     2/28/95             12618                    2.91%   13,272              0.40%      11,160
     3/31/95             12769                    1.15%   13,425              0.33%      11,197
     4/30/95             12778                    0.12%   13,441              0.33%      11,233
     5/31/95             13178                    3.19%   13,870              0.20%      11,256
     6/30/95             13046                   -0.87%   13,749              0.20%      11,278
     7/31/95             13105                    0.95%   13,880              0.00%      11,278
     8/31/95             13248                    1.27%   14,056              0.26%      11,308
     9/30/95             13318                    0.63%   14,145              0.20%      11,330
    10/30/95             13558                    1.45%   14,350              0.33%      11,368
    11/30/95             13775                    1.66%   14,588             -0.07%      11,360
    12/31/95             13920                    0.96%   14,728             -0.07%      11,352
     1/31/96             14017                    0.76%   14,840              0.59%      11,419
     2/29/96             13917                   -0.68%   14,739              0.32%      11,455
     3/31/96             13744                   -1.28%   14,550              0.52%      11,515
     4/30/96             13693                   -0.28%   14,510              0.39%      11,560
     5/31/96             13704                   -0.04%   14,504              0.19%      11,582
     6/30/96             13853                    1.09%   14,662              0.06%      11,589
     7/31/96             13952                    0.91%   14,795              0.19%      11,611
     8/31/96             13962                   -0.02%   14,792              0.19%      11,633
     9/30/96             14176                    1.40%   15,000              0.32%      11,670
    10/31/96             14315                    1.13%   15,169              0.32%      11,707
    11/30/96             14582                    1.83%   15,447              0.19%      11,730
    12/31/96             14517                   -0.42%   15,382              0.00%      11,730
     1/31/97             14490                    0.19%   15,411              0.32%      11,767
     2/28/97             14604                    0.92%   15,553              0.31%      11,804
     3/31/97             14434                   -1.33%   15,346              0.25%      11,833
     4/30/97             14563                    0.84%   15,475              0.12%      11,847
     5/31/97             14759                    1.51%   15,709             -0.06%      11,840
     6/30/97             14915                    1.07%   15,877              0.12%      11,855
     7/31/97             15336                    2.77%   16,316              0.12%      11,869
     8/31/97             15162                   -0.94%   16,163              0.19%      11,891
     9/30/97             15320                    1.19%   16,355              0.25%      11,921
    10/31/97             15453                    0.64%   16,460              0.25%      11,951
    11/30/97             15533                    0.59%   16,557             -0.06%      11,944
    12/31/97             15788                    1.46%   16,799             -0.12%      11,929
     1/31/98             15894                    1.03%   16,972              0.19%      11,952
     2/28/98             15893                    0.03%   16,977              0.19%      11,975
     3/31/98             15932                    0.09%   16,992              0.19%      11,997
     4/30/98             15832                   -0.45%   16,916              0.18%      12,019
     5/31/98             16117                    1.58%   17,183              0.18%      12,041
     6/30/98             16196                    0.39%   17,250              0.12%      12,055
     7/31/98             16219                    0.25%   17,293              0.12%      12,070
     8/31/98             16439                    1.55%   17,561              0.12%      12,084
     9/30/98             16630                    1.25%   17,781              0.12%      12,099
    10/31/98             16640                    0.00%   17,781              0.24%      12,128
    11/30/98             16707                    0.35%   17,843              0.00%      12,128
    12/31/98             16744                    0.25%   17,888             -0.06%      12,120
Totals                   67.44%                            78.88%                         21.20%


AVERAGE ANNUAL TOTAL RETURN
12/31/98

CLASS II (5/1/95-12/31/98)
[LINE GRAPH]

Class II
----------------------------------
1-Year                      +3.49%

3-Year                      +5.48%

Since Inception (5/1/95)    +6.93%

CLASS II (5/1/95 - 12/31/98)
[LINE GRAPH]

GRAPHIC MATERIAL (8)

This graph compares the performance of Franklin New York Insured Tax-Free Income Fund's Class II shares as tracked by the growth in value of a $10,000 investment, to that of Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI) from 5/1/95-12/31/98. Source: Standard and Poor's Micropal.

                Franklin New York Insured      LB Muni Index                      CPI
               Tax-Free Income Fund-Class C
--------------------------------------------------------------------------------------
     5/1/95           $ 9,900                           10,000                 10,000
    5/31/95           $10,212            3.19%          10,319      0.20%      10,020
    6/30/95           $10,114           -0.87%          10,229      0.20%      10,040
    7/31/95           $10,162            0.95%          10,326      0.00%      10,040
    8/31/95           $10,277            1.27%          10,458      0.26%      10,066
    9/30/95           $10,326            0.63%          10,523      0.20%      10,086
   10/30/95           $10,505            1.45%          10,676      0.33%      10,120
   11/30/95           $10,676            1.66%          10,853     -0.07%      10,112
   12/31/95           $10,773            0.96%          10,957     -0.07%      10,105
    1/31/96           $10,851            0.76%          11,041      0.59%      10,165
    2/29/96           $10,770           -0.68%          10,966      0.32%      10,198
    3/31/96           $10,631           -1.28%          10,825      0.52%      10,251
    4/30/96           $10,587           -0.28%          10,795      0.39%      10,291
    5/31/96           $10,590           -0.04%          10,791      0.19%      10,310
    6/30/96           $10,699            1.09%          10,908      0.06%      10,316
    7/31/96           $10,777            0.91%          11,008      0.19%      10,336
    8/31/96           $10,778           -0.02%          11,005      0.19%      10,356
    9/30/96           $10,944            1.40%          11,159      0.32%      10,389
   10/31/96           $11,035            1.13%          11,286      0.32%      10,422
   11/30/96           $11,234            1.83%          11,492      0.19%      10,442
   12/31/96           $11,189           -0.42%          11,444      0.00%      10,442
    1/31/97           $11,163            0.19%          11,466      0.32%      10,475
    2/28/97           $11,245            0.92%          11,571      0.31%      10,508
    3/31/97           $11,109           -1.33%          11,417      0.25%      10,534
    4/30/97           $11,203            0.84%          11,513      0.12%      10,547
    5/31/97           $11,356            1.51%          11,687     -0.06%      10,540
    6/30/97           $11,470            1.07%          11,812      0.12%      10,553
    7/31/97           $11,786            2.77%          12,139      0.12%      10,565
    8/31/97           $11,648           -0.94%          12,025      0.19%      10,586
    9/30/97           $11,763            1.19%          12,168      0.25%      10,612
   10/31/97           $11,859            0.64%          12,246      0.25%      10,639
   11/30/97           $11,913            0.59%          12,318     -0.06%      10,632
   12/31/97           $12,102            1.46%          12,498     -0.12%      10,619
    1/31/98           $12,188            1.03%          12,627      0.19%      10,640
    2/28/98           $12,181            0.03%          12,631      0.19%      10,660
    3/31/98           $12,216            0.09%          12,642      0.19%      10,680
    4/30/98           $12,134           -0.45%          12,585      0.18%      10,699
    5/31/98           $12,344            1.58%          12,784      0.18%      10,719
    6/30/98           $12,398            0.39%          12,834      0.12%      10,731
    7/31/98           $12,410            0.25%          12,866      0.12%      10,744
    8/31/98           $12,581            1.55%          13,065      0.12%      10,757
    9/30/98           $12,710            1.25%          13,229      0.12%      10,770
   10/31/98           $12,714            0.00%          13,229      0.24%      10,796
   11/30/98           $12,761            0.35%          13,275      0.00%      10,796
   12/31/98           $12,786            0.25%          13,308     -0.06%      10,789

      Total             27.86%                           33.08%                  7.89%



(*)Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.

FRANKLIN NEW YORK INTERMEDIATE-
TERM TAX-FREE INCOME FUND

Your Fund's Goal: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of New York municipal securities with an average weighted maturity (the time in which debt must be repaid) between three and 10 years.(1)

During the reporting period, assets in Franklin New York Intermediate-Term Tax-Free Income Fund grew strongly, increasing from approximately $59 million on December 31, 1997, to more than $80 million on December 31, 1998. Municipal bond supply in New York was extremely robust in 1998, increasing more than 32% over last year's level. However, the overall demand for municipals was not quite as great as the supply, resulting in municipal bonds' underperforming comparable Treasury securities. At the end of the reporting period, the yield on AAA-rated insured municipal securities stood at approximately 95.5% of Treasuries, making municipal securities attractive investments.

CREDIT QUALITY BREAKDOWN
Franklin New York Intermediate-
Term Tax-Free Income Fund
Based on Total Long-Term Investments(*)
12/31/98

[PIE CHART]

GRAPHIC MATERIAL (9)

This chart shows in pie chart format the credit quality breakdown of Franklin New York Intermediate-Term Tax-Free Income Fund based on total long-term investments on 12/31/98.

AAA                       25.0%

AA                        5.7%

A                         39.5%

BBB                       29.8%

(*) Quality breakdowns may include internal ratings for bonds not rated by a national rating agency.


(1) For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 33 of this report.

During the period under review, we purchased bonds in many different industries, as we attempted to maintain the fund's broad diversification. Our holdings of AAA-rated bonds increased from 14.2% of the fund's total long-term investments on December 31, 1997, to 25.0% at the end of the reporting period. However, falling interest rates during the period meant that many of the new securities purchased by the fund offered lower interest rates than the existing holdings, forcing the fund to reduce its dividend. Significant purchases during the period included Long Island Power Authority, Metropolitan Transportation Authority, New York City Transitional Financing Authority and New York State Urban Development Corporation.

The graph on page 20 compares the performance of Franklin New York Intermediate-Term Tax-Free Income Fund with that of the Lehman Brothers Muni 10-Year Bond Index, which is composed of all fixed-rate investment-grade bonds over $50 million issued after January 1, 1991, with a maturity of eight to 12 years. Please keep in mind that a market index is unmanaged and has inherent performance advantages when compared with any fund. Unlike an index, mutual funds are never fully invested, which may reduce returns, because they need cash available to redeem shares. If the fund's operating expenses -- management fees and commissions on trades -- had been applied to the index, its performance would have been lower. An index is simply a measure of performance, and one cannot invest in it directly.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-
Term Tax-Free Income Fund
12/31/98

                                       % of Total
                                        Long-Term
Sector                                 Investments
--------------------------------------------------
Hospitals                                 22.0%

General Obligation                        20.2%

Other Revenue                             19.0%

Utilities                                  8.7%

Transportation                             8.6%

Housing                                    6.8%

Prerefunded                                5.5%

Education                                  5.2%

Certificates of Participation              4.0%

During the period, the fund's share price, as measured by net asset value, increased 15 cents, from $10.62 on December 31, 1997, to $10.77 on December 31, 1998. Going forward, our outlook for the fund, the municipal bond market and the state of New York remains positive. We will continue to manage the fund with the intention of protecting its share value and maintaining its competitive yield. To ensure that the fund retains its relatively stable income earning potential, we will strive to purchase bonds with longer call protection than those we sell.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS(*)
Franklin New York Intermediate-Term
Tax-Free Income Fund - Class I
1/1/98 - 12/31/98

                       Dividend
Month                 per Share
-------------------------------
January               4.6 cents

February              4.6 cents

March                 4.6 cents

April                 4.5 cents

May                   4.5 cents

June                  4.5 cents

July                  4.5 cents

August                4.5 cents

September             4.5 cents

October               4.3 cents

November              4.3 cents

December              4.3 cents
-------------------------------
Total                53.7 cents

(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 12/31/98

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

Class I:
Subject to the maximum 2.25% initial sales charge. The fund's manager agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and the yield for the period would have been 3.16%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

PRICE AND DISTRIBUTION INFORMATION (1/1/98-12/31/98)

  CLASS I                                CHANGE       12/31/98    12/31/97
--------------------------------------------------------------------------
  Net Asset Value                        +$0.15        $10.77      $10.62

                                    DISTRIBUTIONS
                                    --------------------------------------
  Dividend Income                       $0.537





18           Past performance is not predictive of future results.

PERFORMANCE

                                                                           INCEPTION
  CLASS I                                       1-YEAR        5-YEAR       (9/23/92)
------------------------------------------------------------------------------------
  Cumulative Total Return(1)                    +6.63%       +31.20%         +47.82%
  Average Annual Total Return(2)                +4.27%        +5.09%          +6.04%

  Distribution Rate(3)                           4.68%
  Taxable Equivalent Distribution Rate(4)        8.73%
  30-Day Standardized Yield(5)                   3.62%
  Taxable Equivalent Yield(4)                    6.75%

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge for that class.

(3) Distribution rate is based on an annualization of the current 4.3 cent per share monthly dividend and the maximum offering price of $11.02 on December 31, 1998.

(4) Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and New York state and City personal income tax bracket of 46.4%, based on the federal income tax rate of 39.6%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1998.


Bond prices and thus the fund's share price generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.                         19

FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).

AVERAGE ANNUAL TOTAL RETURN
12/31/98


CLASS I
-----------------------------------------
1-Year                             +4.27%

5-Year                             +5.09%

Since Inception (9/23/92)          +6.04%

CLASS I (9/23/92)-12/31/98)
[LINE GRAPH]

GRAPHIC MATERIAL (13)

This graph compares the performance of Franklin New York Intermediate-Term Tax-Free Income Fund, as tracked by the growth in value of a $10,000 investment, to that of Lehman Brothers Muni 10-Year Bond Index and Consumer Price Index
(CPI) from 9/23/92-12/31/98. Source: Standard and Poor's Micropal.

                      Franklin New York Intermediate-Term Tax-Free      LB Muni 10-Year Bond Index      CPI
                                      Income Fund
             9/23/92                  9,775                             10,000                             10,000
             9/30/92                  9,785                   0.19%     10,019               0.07%         10,007
            10/31/92                  9,765                  -1.02%      9,917               0.35%         10,042
            11/30/92                  9,892                   1.83%     10,099               0.14%         10,056
            12/31/92                  9,980                   1.16%     10,216              -0.07%         10,049
             1/31/93                 10,055                   1.69%     10,388               0.49%         10,098
             2/28/93                 10,316                   3.66%     10,769               0.35%         10,133
             3/31/93                 10,312                  -1.46%     10,611               0.35%         10,169
             4/30/93                 10,378                   0.95%     10,712               0.28%         10,197
             5/31/93                 10,413                   0.35%     10,750               0.14%         10,211
             6/30/93                 10,489                   1.97%     10,962               0.14%         10,226
             7/31/93                 10,506                   0.25%     10,989               0.00%         10,226
             8/31/93                 10,683                   2.07%     11,216               0.28%         10,254
             9/30/93                 10,800                   1.23%     11,354               0.21%         10,276
            10/31/93                 10,845                   0.16%     11,373               0.41%         10,318
            11/30/93                 10,695                  -0.82%     11,279               0.07%         10,325
            12/31/93                 10,997                   2.13%     11,520               0.00%         10,325
             1/31/94                 11,135                   1.23%     11,661               0.27%         10,353
             2/28/94                 10,901                  -2.74%     11,342               0.34%         10,388
             3/31/94                 10,458                  -3.82%     10,908               0.34%         10,424
             4/30/94                 10,556                   1.10%     11,028               0.14%         10,438
             5/31/94                 10,665                   0.80%     11,117               0.07%         10,445
             6/30/94                 10,648                  -0.43%     11,069               0.34%         10,481
             7/31/94                 10,821                   1.68%     11,255               0.27%         10,509
             8/31/94                 10,857                   0.39%     11,299               0.40%         10,551
             9/30/94                 10,659                  -1.35%     11,146               0.27%         10,580
            10/31/94                 10,427                  -1.46%     10,983               0.07%         10,587
            11/30/94                 10,228                  -1.89%     10,776               0.13%         10,601
            12/31/94                 10,415                   1.80%     10,970               0.00%         10,601
             1/31/95                 10,593                   2.59%     11,254               0.40%         10,643
             2/28/95                 10,881                   2.83%     11,572               0.40%         10,686
             3/31/95                 10,951                   1.35%     11,729               0.33%         10,721
             4/30/95                 10,968                   0.12%     11,743               0.33%         10,757
             5/31/95                 11,285                   3.17%     12,115               0.20%         10,778
             6/30/95                 11,214                  -0.62%     12,040               0.20%         10,800
             7/31/95                 11,343                   1.47%     12,217               0.00%         10,800
             8/31/95                 11,507                   1.36%     12,383               0.26%         10,828
             9/30/95                 11,547                   0.64%     12,462               0.20%         10,849
            10/30/95                 11,712                   1.15%     12,606               0.33%         10,885
            11/30/95                 11,844                   1.34%     12,774              -0.07%         10,878
            12/31/95                 11,908                   0.61%     12,852              -0.07%         10,870
             1/31/96                 11,984                   1.01%     12,982               0.59%         10,934
             2/29/96                 11,899                  -0.41%     12,929               0.32%         10,969
             3/31/96                 11,802                  -1.24%     12,769               0.52%         11,026
             4/30/96                 11,797                  -0.35%     12,724               0.39%         11,069
             5/31/96                 11,769                  -0.28%     12,688               0.19%         11,090
             6/30/96                 11,882                   0.95%     12,809               0.06%         11,097
             7/31/96                 11,995                   0.96%     12,932               0.19%         11,118
             8/31/96                 11,978                   0.00%     12,932               0.19%         11,139
             9/30/96                 12,139                   1.03%     13,065               0.32%         11,175
            10/31/96                 12,254                   1.26%     13,230               0.32%         11,210
            11/30/96                 12,453                   2.02%     13,497               0.19%         11,232
            12/31/96                 12,424                  -0.45%     13,436               0.00%         11,232
             1/31/97                 12,468                   0.39%     13,489               0.32%         11,268
             2/28/97                 12,584                   0.94%     13,615               0.31%         11,303
             3/31/97                 12,457                  -1.34%     13,433               0.25%         11,331
             4/30/97                 12,562                   0.74%     13,532               0.12%         11,344
             5/31/97                 12,718                   1.42%     13,724              -0.06%         11,338
             6/30/97                 12,836                   1.10%     13,875               0.12%         11,351
             7/31/97                 13,154                   2.81%     14,265               0.12%         11,365
             8/31/97                 13,074                  -0.97%     14,127               0.19%         11,386
             9/30/97                 13,219                   1.27%     14,306               0.25%         11,415
            10/31/97                 13,303                   0.53%     14,382               0.25%         11,443
            11/30/97                 13,374                   0.46%     14,448              -0.06%         11,437
            12/31/97                 13,533                   1.58%     14,677              -0.12%         11,423
             1/31/98                 13,656                   1.11%     14,840               0.19%         11,445
             2/28/98                 13,676                  -0.01%     14,838               0.19%         11,466
             3/31/98                 13,684                  -0.07%     14,828               0.19%         11,488
             4/30/98                 13,625                  -0.55%     14,746               0.18%         11,509
             5/31/98                 13,852                   1.70%     14,997               0.18%         11,530
             6/30/98                 13,924                   0.37%     15,052               0.12%         11,543
             7/31/98                 13,930                   0.16%     15,076               0.12%         11,557
             8/31/98                 14,148                   1.74%     15,339               0.12%         11,571
             9/30/98                 14,299                   1.49%     15,567               0.12%         11,585
            10/31/98                 14,316                   0.04%     15,573               0.24%         11,613
            11/30/98                 14,374                   0.30%     15,620               0.00%         11,613
            12/31/98                 14,449                   0.31%     15,669              -0.06%         11,606
               Total                  44.49%                             56.69%                             16.06%

(*)Source: Standard and Poor's Micropal.




20           Past performance is not predictive of future results.

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND

Your Fund's Goal: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and New York state personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in New York. The fund is managed to maintain a $1.00 share price.(1)

During the reporting period, Franklin New York Tax-Exempt Money Fund continued to invest in high-quality, widely traded securities. Furthermore, to ensure the fund's safety and stability, we managed the fund more conservatively than SEC guidelines require, purchasing only highly rated securities for the portfolio. We did not buy derivative securities, but purchased only "plain-vanilla," short-term securities. Seeking to lower risk, we eliminated our exposure to Japanese bank guarantees several years ago because of the problems with these banks, and stayed with this philosophy throughout the period.

Worldwide economic weakness and signs of financial instability increased the risk of a U.S. economic slowdown during the year under review, increasing the possibility that the Federal Reserve Board will further lower short-term interest rates. As a result, we sought additional opportunities to extend the maturities of the fund's positions, to capture the prevailing higher rates.

(1) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no guarantee that the $1.00 per share price will be maintained.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 36 of this report.

WHAT ARE TANS, RANS AND TRANS?

TANs, RANs and TRANs are acronyms for short-term government debt instruments issued by municipal agencies that are sold in anticipation of tax receipts
(TANs), revenues (RANs) or tax receipts and revenues (TRANs).

The volatility of the world markets caused investors to move a large amount of assets into short-term debt instruments. In 1998, total assets of all money funds increased by more than $290.7 billion, or 27.5%, to a record $1.35 trillion. However, the domestic economy's strength left state and local municipalities with cash surpluses and less need for short-term financing, lowering overall supply. Note issuance in 1998 was only $34.5 billion, down from $46.2 billion in 1997. The largest note issues in the third quarter were $1.6 billion State of Texas TRANs and $1.7 billion State of California RANs, but each issue was $1.3 billion less than in 1997. This supply and demand imbalance put downward pressure on short-term interest rates. As a result, Franklin New York Tax-Exempt Money Fund had a 7-day yield of 3.01% on December 31, 1998 compared with 3.30% on December 31, 1997.

During the reporting period, the fund participated in several attractive deals including Suffolk County TANs, Erie County RANs and Puerto Rico TRANs.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

  PERFORMANCE SUMMARY
  12/31/98

----------------------------------------
  Seven-day effective yield(1)     3.06%
  Seven-day annualized yield       3.01%

  Taxable equivalent yield(2)      5.62%

(1) The seven-day effective yield assumes the compounding of daily dividends.

(2) Taxable equivalent yield assumes the 1998 maximum combined federal and New York state and City personal income tax bracket of 46.4%, based on the federal income tax rate of 39.6%.

Annualized and effective yields are for the seven days ended December 31, 1998. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often brings the opposite.





22           Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                                   CLASS I
                                                       --------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------
                                                          1998           1997         1996         1995         1994
                                                       --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  11.66       $  11.29     $  11.41     $  10.16     $  11.68
                                                       --------------------------------------------------------------
Income from investment operations:
 Net investment income .............................        .57            .58          .59          .59          .59
 Net realized and unrealized gains (losses) ........        .11            .38         (.12)        1.25        (1.52)
                                                       --------------------------------------------------------------
Total from investment operations ...................        .68            .96          .47         1.84         (.93)
                                                       --------------------------------------------------------------
Less distributions from:
 Net investment income .............................       (.57)(1)       (.59)        (.59)        (.59)        (.59)
 Net realized gains ................................       (.06)          --           --           --           --
                                                       --------------------------------------------------------------
Total distributions ................................       (.63)          (.59)        (.59)        (.59)        (.59)
                                                       --------------------------------------------------------------
Net asset value, end of year .......................   $  11.71       $  11.66     $  11.29     $  11.41     $  10.16
                                                       ==============================================================

Total return(*) ....................................       5.94%          8.77%        4.30%       18.46%       (8.19%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $270,435       $260,990     $261,068     $256,171     $225,061
Ratios to average net assets:
 Expenses ..........................................        .72%           .71%         .65%         .65%         .56%
 Expenses excluding waiver and payments by affiliate        .72%           .71%         .70%         .73%         .71%
 Net investment income .............................       4.84%          5.09%        5.25%        5.38%        5.48%
Portfolio turnover rate ............................      12.05%         26.85%       15.09%       22.99%       25.66%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

(1)Includes distributions in excess of net investment income in the amount of $.003.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONT.)

                                                                               CLASS II
                                                       ------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------
                                                          1998            1997         1996(2)       1995(1,2)
                                                       ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $   11.75       $   11.37     $   11.46       $   10.85
                                                       ------------------------------------------------------------
Income from investment operations:
 Net investment income .............................         .48             .52           .53(3)          .36
 Net realized and unrealized gains (losses) ........         .16             .38          (.10)            .59
                                                       ------------------------------------------------------------
Total from investment operations ...................         .64             .90           .43             .95
                                                       ------------------------------------------------------------
Less distributions from:
 Net investment income .............................        (.51)(4)        (.52)         (.52)           (.34)
 Net realized gains ................................        (.06)           --            --              --
                                                       ------------------------------------------------------------
Total distributions ................................        (.57)           (.52)         (.52)           (.34)
                                                       ------------------------------------------------------------
Net asset value, end of year .......................   $   11.82       $   11.75     $   11.37       $   11.46
                                                       ------------------------------------------------------------

Total return(*) ....................................        5.55%           8.17%         3.87%           8.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................   $   9,450       $   5,601     $   4,137       $     696
Ratios to average net assets:
 Expenses ..........................................        1.28%           1.27%         1.22%           1.23%(**)
 Expenses excluding waiver and payments by affiliate        1.28%           1.27%         1.27%           1.30%(**)
 Net investment income .............................        4.27%           4.63%         4.69%           4.74%(**)
Portfolio turnover rate ............................       12.05%          26.85%        15.09%          22.99%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

(**)Annualized

(1)For the period May 1,1995 (effective date) to December 31,1995.

(2)Ratio has been calculated using average daily net assets during the period.

(3)Ratio has been calculated using average daily outstanding shares during the period.

(4)Includes distributions in excess of net investment income in the amount of $.002.

                       See notes to financial statements.                     27

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31,1998

                                                                                                       PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.5%
Albany County GO, FGIC Insured, 5.85%, 6/01/12 .....................................................   $1,000,000   $1,096,480
Albany Municipal Water Finance Authority, Water and Sewer Systems Revenue, Refunding, Series A,
  FGIC Insured,
  5.95%, 12/01/12 ..................................................................................    2,505,000    2,712,589
  5.50%, 12/01/22 ..................................................................................    8,990,000    9,318,225
Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 ...........................    2,495,000    2,603,183
Battery Park City Authority, Series A, AMBAC Insured, 5.50%, 11/01/26 ..............................    1,000,000    1,043,080
Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ..............................................      200,000      245,546
Broome County COP, Public Safety Facilities, MBIA Insured, 5.25%, 4/01/22 ..........................    2,125,000    2,160,615
Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System Revenue, MBIA Insured, 5.75%,
  1/01/25 ..........................................................................................    4,000,000    4,247,200
Buffalo General Improvement, Series A, FGIC Insured, 5.00%,
  2/01/15 ..........................................................................................      425,000      432,217
  2/01/16 ..........................................................................................      425,000      430,398
  2/01/17 ..........................................................................................      425,000      428,944
Buffalo GO,
  Refunding, Series C, FGIC Insured, 5.00%, 12/01/17 ...............................................      415,000      419,063
  Refunding, Series C, FGIC Insured, 5.00%, 12/01/18 ...............................................      400,000      401,048
  Refunding, Series C, FGIC Insured, 5.00%, 12/01/21 ...............................................      150,000      150,260
  Refunding, Series C, FGIC Insured, 5.00%, 12/01/22 ...............................................      170,000      169,757
  Series E, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/17 ...........................................      360,000      417,370
  Series E, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/18 ...........................................      385,000      446,354
  Series E, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/19 ...........................................      410,000      475,338
Buffalo Municipal Water Finance Authority, Water System Revenue, FGIC Insured, Pre-Refunded,
  6.10%, 7/01/26 ...................................................................................    1,350,000    1,542,456
Buffalo School GO, Series B, FGIC Insured, 5.00%,
  2/01/15 ..........................................................................................      370,000      376,283
  2/01/17 ..........................................................................................      410,000      413,805
Central Square School District, FGIC Insured, 6.50%, 6/15/09 .......................................      900,000    1,069,308
Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
  5.50%, 6/01/17 ...................................................................................    2,315,000    2,438,621
  5.375%, 6/01/27 ..................................................................................    2,000,000    2,053,620
Erie County GO, Series B, FGIC Insured, 5.625%, 6/15/20 ............................................    1,000,000    1,055,700
Hempstead Town IDA, Civic Facilities Revenue, Hofstra University Project, MBIA Insured, 5.80%,
  7/01/15 ..........................................................................................    1,340,000    1,464,392
Long Island Power Authority, Electric System Revenue, Series A, FSA Insured,
  5.125%, 12/01/22 .................................................................................    8,750,000    8,828,575
  5.25%, 12/01/26 ..................................................................................    1,500,000    1,506,315
Metropolitan Transportation Authority,
  Commuter Facilities Revenue, Series A, FSA Insured, 5.00%, 7/01/23 ...............................    3,000,000    2,987,370
  Dedicated Tax Fund, Series A, FGIC Insured, 5.00%, 4/01/23 .......................................    3,000,000    2,987,250
Monroe County IDA Revenue, Civic Facilities, Nazareth College, MBIA Insured, 6.00%, 6/01/20 ........    2,000,000    2,152,320
Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 ...................    1,055,000    1,234,719
Nassau County IDA, Civic Facilities Revenue, Hofstra University Project, AMBAC Insured,
  Pre-Refunded, 6.75%, 8/01/11 .....................................................................    1,150,000    1,257,606
New Rochelle GO, Series C, MBIA Insured, 6.25%,
  3/15/22 ..........................................................................................      390,000      426,114
  3/15/23 ..........................................................................................      530,000      579,078
  3/15/24 ..........................................................................................      555,000      606,393
New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue,
  Series A, FGIC Insured, 6.75%, 6/15/16 ...........................................................      505,000      540,835
  Series C, AMBAC Insured, Pre-Refunded, 6.20%, 6/15/21 ............................................    7,000,000    7,641,130

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1998 (cont.)

                                                                                                      PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                          AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
New York City Trust, Cultural Resource Revenue,
  American Museum of National History, Series A, MBIA Insured, 5.65%, 4/01/27 .....................   $5,620,000   $5,924,435
  New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 .........................................    3,000,000    3,223,920
New York State Dormitory Authority Revenues,
  Associated Children's, Inc., MBIA Insured, 7.60%, 7/01/18 .......................................      140,000      143,175
  Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ................................................    2,460,000    2,632,667
  Children's Home, Series B, AMBAC Insured, 5.25%, 7/01/17 ........................................    1,000,000    1,025,130
  Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 .........................................    2,445,000    2,678,277
  Hamilton College, MBIA Insured, 6.50%, 7/01/21 ..................................................    1,000,000    1,074,250
  Hartwick College, MBIA Insured, 6.25%, 7/01/12 ..................................................    1,000,000    1,081,440
  Hospital Special Surgery, MBIA Insured, 5.00%, 2/01/28 ..........................................    2,250,000    2,219,355
  Ithaca College, AMBAC Insured, 5.25%, 7/01/17 ...................................................    1,000,000    1,029,250
  Judicial Lease Facilities, Suffolk County, Series B, MBIA Insured, 7.00%, 4/15/16 ...............    2,780,000    3,017,217
  Leake and Watts Services, Inc., MBIA Insured, 6.00%, 7/01/23 ....................................    1,890,000    2,042,618
  Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ...............................    1,500,000    1,604,865
  Marist College, Refunding, MBIA Insured, 6.00%, 7/01/22 .........................................    1,000,000    1,060,680
  Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 .........................    2,500,000    2,700,875
  New York Presbyterian Hospital, Refunding, AMBAC Insured, 5.00%, 2/01/19 ........................    5,000,000    4,974,750
  New York Public Library, Series A, MBIA Insured, 5.875%, 7/01/22 ................................    1,000,000    1,051,410
  New York University, FGIC Insured, 6.25%, 7/01/09 ...............................................    1,000,000    1,070,620
  North Shore University Hospital, MBIA Insured, 5.25%, 11/01/19 ..................................    2,000,000    2,045,860
  Oceanside Library, AMBAC Insured, 6.00%, 7/01/25 ................................................    1,195,000    1,309,218
  Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ........................................    4,500,000    4,875,975
  Rochester Institute of Technology, Refunding, MBIA Insured, 5.25%, 7/01/22 ......................    1,000,000    1,022,660
  Rosalind and Joseph Nursing Home, AMBAC Insured, 5.60%, 2/01/27 .................................    4,000,000    4,207,320
  Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 ..........................................    2,000,000    2,140,120
  St.John's University, AMBAC Insured, 6.875%, 7/01/11 ............................................    1,000,000    1,083,770
  St.John's University, MBIA Insured, 5.70%, 7/01/26 ..............................................    5,000,000    5,323,950
  St.Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 .........................    5,000,000    5,452,100
  University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 ......................    2,500,000    2,484,950
  University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%, 7/01/17 .................    2,355,000    2,532,685
  Wildwood Programs, Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ...............................    1,000,000    1,097,540
New York State Energy Research and Development Authority,
  Electric Facilities Revenue, Consolidated Edison Project, Refunding, Series A, AMBAC Insured,
  6.10%, 8/15/20 ..................................................................................    5,000,000    5,481,000
  Electric Facilities Revenue, Consolidated Edison Project, Series A, MBIA Insured, 6.75%, 1/15/27     4,950,000    5,242,991
  Electric Facilities Revenue, Consolidated Edison Project, Series C, MBIA Insured, 7.25%, 11/01/24      210,000      214,452
  Gas Facilities Revenue, Brooklyn Union Gas, Series A, MBIA Insured, 6.75%, 2/01/24 ..............    2,240,000    2,445,632
  PCR, Refunding, Niagara Mohawk Power Corp., Series A, FGIC Insured, 6.625%, 10/01/13 ............    1,500,000    1,628,715
  PCR, Refunding, Niagara Mohawk Power Corp., Series A, FGIC Insured, 7.20%, 7/01/29 ..............    5,000,000    5,794,400
  PCR, Refunding, Rochester Gas and Electric Project, Series A, MBIA Insured, 6.35%, 5/15/32 ......    1,150,000    1,239,850
  PCR, Refunding, Rochester Gas and Electric Project, Series B, MBIA Insured, 6.50%, 5/15/32 ......    1,000,000    1,083,090
New York State Environmental Facilities Corp., Water Facilities Revenue, Refunding, Spring Valley
  Water Project,
  Series A, AMBAC Insured, 6.30%, 8/01/24 .........................................................    2,000,000    2,186,000
  Series B, AMBAC Insured, 6.15%, 8/01/24 .........................................................    3,000,000    3,257,190
New York State Medical Care Facilities, Finance Agency Revenue,
  Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 ...................................    6,285,000    6,909,855
  Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 ...................................    5,355,000    5,842,037

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1998 (cont.)

                                                                                                       PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 New York State Medical Care Facilities, Finance Agency Revenue, (cont)
   Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 ..................................   $ 4,245,000   $ 4,624,588
   Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 ........................     1,000,000     1,087,710
   Refunding, Hospital and Nursing Home Mortgage, Series C, MBIA Insured, 6.25%, 8/15/12 ..........     1,000,000     1,092,540
   Refunding, St.Mary's Hospital Project, Series A, AMBAC Insured, 6.20%, 11/01/14 ................     1,495,000     1,656,909
   Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10 ..........................       700,000       762,111
   Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18 .........................     1,500,000     1,629,465
 New York State Power Authority Revenue and General Purpose,
   Series Y, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 ..........................................     2,255,000     2,419,006
   Series Z, FGIC Insured, Pre-Refunded, 6.50%, 1/01/19 ...........................................     2,000,000     2,189,800
   Series AA, MBIA Insured, Pre-Refunded, 6.25%, 1/01/23 ..........................................     2,000,000     2,175,800
 New York State Tollway Authority, General Revenue, Series C, FGIC Insured, Pre-Refunded, 6.00%,
   1/01/25 ........................................................................................    13,975,000    15,630,479
 Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
   7/15/18 ........................................................................................       500,000       543,630
   7/15/19 ........................................................................................       510,000       553,977
   7/15/20 ........................................................................................       610,000       661,978
   7/15/21 ........................................................................................       645,000       699,960
 Niagara Falls Bridge Commission Toll Revenue, Refunding, Series B, FGIC Insured, 5.25%, 10/01/21 .    10,000,000    10,163,600
 Niagara Falls Public Improvement, MBIA Insured,
   6.85%, 3/01/19 .................................................................................     1,000,000     1,135,710
   6.90%, 3/01/20 .................................................................................       500,000       568,505
   6.90%, 3/01/21 .................................................................................       500,000       568,505
 Niagara Falls Water Treatment Plant, MBIA Insured, 7.00%, 11/01/12 ...............................     1,200,000     1,375,176
 Niagara Frontier Transportation Authority, Airport Revenue, Greater Buffalo International Airport,
   Series A, AMBAC Insured, 6.25%, 4/01/24 ........................................................     1,000,000     1,086,310
   Series C, AMBAC Insured, 6.00%, 4/01/24 ........................................................     1,440,000     1,559,650
 North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
   4/01/15 ........................................................................................     1,065,000     1,268,926
   4/01/16 ........................................................................................     1,000,000     1,192,610
 Otsego County Industrial Development Agency, Civic Facilities Revenue, Bassett Healthcare Project,
   Series A, MBIA Insured, 5.35%, 11/01/20 ........................................................     2,000,000     2,061,760
 Phelps-Clifton GO, Springs Central School District, AMBAC Insured, 5.65%, 6/15/13 ................     1,355,000     1,460,771
 Port Authority of New York and New Jersey,
   Consolidated 71st Series, AMBAC Insured, 6.50%, 1/15/26 ........................................     1,000,000     1,065,840
   Consolidated 71st Series, MBIA Insured, 6.50%, 1/15/26 .........................................     1,600,000     1,705,344
   Consolidated 76th Series, AMBAC Insured, 6.50%, 11/01/26 .......................................     4,230,000     4,525,804
 Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 ..............................................       810,000       985,948
(b)St.Lawrence County IDA, Civic Facility Revenue, St.Lawrence University Project, Series A, MBIA
   Insured, 5.00%, 7/01/28 ........................................................................     2,050,000     2,037,454
 Suffolk County GO, Public Improvement, Refunding, Series B, FGIC Insured, 6.20%,
   5/01/11 ........................................................................................       500,000       540,980
   5/01/13 ........................................................................................       500,000       539,360
 Suffolk County Water Authority, Waterworks Revenue, AMBAC Insured, Pre-Refunded, 7.10%, 6/01/10 ..     1,000,000     1,035,790
 Triborough Bridge and Tunnel Authority Revenue,
   General Purpose, Refunding, Series Q, AMBAC Insured, 6.00%, 1/01/13 ............................     1,500,000     1,526,100
   General Purpose, Series B, MBIA Insured, 5.20%, 1/01/27 ........................................     9,110,000     9,223,234
   General Purpose, Series P, FGIC Insured, 5.50%, 1/01/19 ........................................     1,435,000     1,439,477

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31,1998 (cont.)

                                                                                                      PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                         AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Triborough Bridge and Tunnel Authority Revenue, (cont.)
   General Purpose, Series X, AMBAC Insured, 6.50%, 1/01/19 .....................................   $  4,475,000   $  4,845,262
   General Purpose, Series X, MBIA Insured, 6.50%, 1/01/19 ......................................      2,750,000      2,977,535
   Series T, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 .........................................      1,100,000      1,190,453
 Upper Mohawk Valley Regional Water Finance Authority, Water System Revenue, Refunding, Series A,
   FSA Insured, 5.125%, 10/01/26 ................................................................      2,000,000      2,013,800
                                                                                                                   ------------
 TOTAL LONG TERM INVESTMENTS (COST $256,187,722) ................................................                   275,637,708
                                                                                                                   ------------
(a)SHORT TERM INVESTMENTS .6%
 New York City GO, Series B, Sub Series B-3, MBIA Insured, Daily VRDN and Put, 5.10%, 8/15/04 ...        100,000        100,000
 New York City GO, Series B, Sub Series B-4, MBIA Insured, Daily VRDN and Put, 5.10%, 8/15/23 ...        400,000        400,000
 New York City GO, Series B, Sub Series B-7, AMBAC Insured, Daily VRDN and Put, 5.10%, 8/15/18 ..        200,000        200,000
 New York City GO, Sub Series A-8, 5.10%, 8/01/18 ...............................................        300,000        300,000
 New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue,
   Series C, FGIC Insured, Daily VRDN and Put, 5.10%, 6/15/22 ...................................        200,000        200,000
   Series C, FGIC Insured, Daily VRDN and Put, 5.10%, 6/15/23 ...................................        400,000        400,000
                                                                                                                   ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,600,000) .................................................                     1,600,000
                                                                                                                   ------------
 TOTAL INVESTMENTS (COST $257,787,722) 99.1% ....................................................                   277,237,708
 OTHER ASSETS, LESS LIABILITIES .9% .............................................................                     2,647,244
                                                                                                                   ------------
 NET ASSETS 100.0% ..............................................................................                  $279,884,952
                                                                                                                   ------------



 See glossary of terms on page 38.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.                     31

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                        YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------
                                                         1998        1997        1996        1995        1994
                                                       --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 10.62     $ 10.28     $ 10.40     $  9.60     $ 10.68
                                                       --------------------------------------------------------
Income from investment operations:
 Net investment income .............................       .51         .54         .56         .55         .55
 Net realized and unrealized gains (losses) ........       .18         .35        (.12)        .80       (1.10)
                                                       --------------------------------------------------------
Total from investment operations ...................       .69         .89         .44        1.35        (.55)
                                                       --------------------------------------------------------
Less distributions from net investment income ......      (.54)       (.55)       (.56)       (.55)       (.53)
                                                       --------------------------------------------------------
Net asset value, end of year .......................   $ 10.77     $ 10.62     $ 10.28     $ 10.40     $  9.60
                                                       --------------------------------------------------------
Total return(*) ....................................      6.63%       8.89%       4.38%      14.31%      (5.42%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $80,689     $58,916     $44,822     $43,229     $35,166
Ratios to average net assets:
 Expenses ..........................................       .45%        .45%        .37%        .33%        .05%
 Expenses excluding waiver and payments by affiliate       .83%        .82%        .83%        .83%        .80%
 Net investment income .............................      4.81%       5.26%       5.47%       5.51%       5.57%
Portfolio turnover rate ............................     10.46%       6.87%      24.67%      24.68%     188.38%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

32                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1998

                                                                                                        PRINCIPAL
FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                  AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.1%
Albany County, Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 ....................   $1,850,000   $1,854,977
Cortland County IDA, Civic Facility Revenue, Cortland Memorial Hospital Inc. Project, 6.15%, 7/01/02       100,000      104,808
Erie County GO, FGIC Insured,
  4.60%, 11/01/11 ...................................................................................      945,000      957,861
  4.70%, 11/01/12 ...................................................................................      700,000      709,478
  4.75%, 11/01/13 ...................................................................................      525,000      529,699
Franklin County IDA, Lease Revenue, County Correctional Facility Project, 6.375%, 11/01/02 ..........       45,000       47,555
Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 ................................      260,000      277,935
Guam Power Authority Revenue, Series A, 6.00%, 10/01/04 .............................................    1,300,000    1,399,554
Metropolitan Transportation Authority,
  New York Service Contract, Transportation Facilities, Series O, 5.75%, 7/01/07 ....................      500,000      551,465
  Transportation Facilities Revenue, Series C, FSA Insured, 4.75%, 7/01/16 ..........................    3,000,000    2,940,630
New Rochelle Municipal Housing Authority Revenue, Series A, 5.55%, 12/01/14 .........................    2,000,000    2,033,080
New York City GO,
  Refunding, Series A, 6.375%, 8/01/05 ..............................................................    3,455,000    3,763,048
  Refunding, Series A, Pre-Refunded, 6.375%, 8/01/05 ................................................    1,745,000    1,916,499
  Refunding, Series B, 6.20%, 8/15/06 ...............................................................    1,000,000    1,118,230
  Refunding, Series F, 6.00%, 8/01/12 ...............................................................      700,000      769,461
  Series A, 5.25%, 8/01/10 ..........................................................................      600,000      631,404
  Series D, 5.40%, 8/01/11 ..........................................................................    4,250,000    4,486,258
  Series G, 5.75%, 10/15/10 .........................................................................    1,000,000    1,100,310
  Series H, 7.00%, 2/01/06 ..........................................................................      340,000      373,068
New York City IDA, Civic Facility Revenue,
  New York Blood Center Inc. Project, ETM, 6.80%, 5/01/02 ...........................................      210,000      222,436
  USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03 .................................    1,875,000    2,057,194
  USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04 .................................    1,675,000    1,871,813
New York City Transitional Financing Authority Revenue, Future Tax Secured, Series A, 4.75%, 11/15/13    2,500,000    2,499,850
New York State COP, Commissioner of General Services, Executive Department, 6.50%, 3/01/00 ..........    3,010,000    3,106,832
New York State Dormitory Authority Revenue,
  City University, Refunding, Series U, 6.25%, 7/01/02 ..............................................      100,000      107,523
  City University, Refunding, Series U, 6.35%, 7/01/04 ..............................................    1,720,000    1,909,286
  Department of Health, 6.25%, 7/01/04 ..............................................................      690,000      762,574
  Department of Health, 6.30%, 7/01/05 ..............................................................      735,000      822,281
  Department of Health, 5.125%, 7/01/13 .............................................................    1,410,000    1,432,645
  North General Hospital, Refunding, 5.20%, 2/15/13 .................................................    2,000,000    2,050,820
  Nyack Hospital, Refunding, 6.00%, 7/01/06 .........................................................    2,000,000    2,148,120
  St. Agnes Hospital, Series A, 5.30%, 2/15/13 ......................................................    1,380,000    1,426,782
  State Service Contract, Albany County, 5.25%, 4/01/12 .............................................      500,000      522,865
  State University Educational Facilities, Refunding, Series A, 5.25%, 5/15/15 ......................    2,000,000    2,096,440
  Terence Cardinal Cooke Health, 4.50%, 7/01/10 .....................................................    2,000,000    1,989,340
  W. K. Nursing Home Corp., FHA Insured, 5.55%, 8/01/08 .............................................      300,000      325,503
New York State HFA Revenue,
  Health Facilities, Refunding, Series A, 6.00%, 11/01/08 ...........................................    3,045,000    3,324,013
  Nursing Home and Health Care Project, Series A, 5.10%, 11/01/12 ...................................    1,975,000    2,037,884
New York State Medical Care Facilities, Finance Agency Revenue, 5.70%, 2/15/05 ......................    1,500,000    1,611,690
  Huntington Hospital Mortgage Project, Refunding, Series A, 5.90%, 11/01/04 ........................      475,000      513,475

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1998 (cont.)

                                                                                                           PRINCIPAL
 Franklin New York Intermediate-Term Tax-Free Income Fund                                                    AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 Long Term Investments (cont.)
 New York State Thruway Authority,
   General Revenue, Series A, Pre-Refunded, 5.80%, 1/01/06 ...........................................   $  1,900,000   $ 2,040,258
   Service Contract Revenue, Local Highway and Bridge, Refunding, 5.25%, 4/01/10 .....................        550,000       576,136
 New York State Urban Development Corp. Revenue,
   5.00%, 1/01/12 ....................................................................................      2,000,000     2,038,960
   Correctional Facilities, Refunding, 5.75%, 1/01/13 ................................................        500,000       530,570
   Youth Facilities, 5.75%, 4/01/10 ..................................................................        400,000       441,944
   Youth Facilities, 5.875%, 4/01/10 .................................................................      1,500,000     1,644,870
 Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems Revenue, Refunding,
  6.65%, 4/01/05 .....................................................................................        125,000       140,416
 Puerto Rico Commonwealth GO, 6.00%, 7/01/05 .........................................................      1,000,000     1,113,900
 Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 ..............................      1,500,000     1,649,565
 Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing
   Authority, Hospital Revenue, Mennonite General Hospital Project, Series A, 6.375%, 7/01/06 ........      1,830,000     1,990,271
 Puerto Rico Municipal Finance Agency, Series A,
   5.875%, 7/01/06 ...................................................................................        300,000       320,115
   FSA Insured, 5.60%, 7/01/05 .......................................................................        300,000       330,645
 United Nations Development Corp. Revenue, Refunding, Series A, ETM, 5.70%, 7/01/02 ..................        350,000       372,106
 Virgin Islands PFA Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A, 5.30%, 10/01/11 ......      3,000,000     3,052,260
 Virgin Islands Water and Power Authority,
   Electric System Revenue, Refunding, 5.125%, 7/01/13 ...............................................      1,775,000     1,738,577
  (b) Water System Revenue, Refunding, 4.875%, 7/01/06 ...............................................      1,985,000     1,973,307
                                                                                                                        -----------
 Total Long Term Investments (Cost $73,897,692) ......................................................                   78,358,586
                                                                                                                        -----------
(a)Short Term Investments 3.7%
 Long Island Power Authority, Electricity Systems Revenue, Sub Series 5, Daily VRDN and Put, 5.10%,
   5/01/33 ...........................................................................................      1,500,000     1,500,000
 New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue,
   Series C, FGIC Insured, Daily VRDN and Put, 5.10%, 6/15/23 ........................................      1,000,000     1,000,000
   Series G, FGIC Insured, Daily VRDN and Put, 5.10%, 6/15/24 ........................................        400,000       400,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and Put,
  3.60%, 12/01/15 ....................................................................................        100,000       100,000
                                                                                                                        -----------
 Total Short Term Investments (Cost $3,000,000) ......................................................                    3,000,000
                                                                                                                        -----------
 Total Investments (Cost $76,897,692) 100.8% .........................................................                   81,358,586
 Other Assets, less Liabilities (.8%) ................................................................                     (669,497)
                                                                                                                        -----------
 Net Assets 100.0% ...................................................................................                  $80,689,089
                                                                                                                        ===========

See glossary of terms on page 38.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

34                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                                        YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------
                                                         1998        1997        1996        1995        1994
                                                       --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       --------------------------------------------------------
Income from investment operations -
 Net investment income .............................       .03         .03         .03         .03         .02
Less distributions from net investment income ......      (.03)       (.03)       (.03)       (.03)       (.02)
                                                       --------------------------------------------------------
Net asset value, end of year .......................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       ========================================================

Total return .......................................      2.79%       3.01%       2.79%       3.11%       2.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $57,878     $63,720     $59,178     $61,079     $64,835
Ratios to average net assets:
 Expenses ..........................................       .60%        .60%        .60%        .60%        .60%
 Expenses excluding waiver and payments by affiliate       .83%        .81%        .86%        .85%        .93%
 Net investment income .............................      2.75%       2.97%       2.75%       3.06%       2.12%



                       See notes to financial statements.                     35

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1998

                                                                                                            PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS 99.1%
 Battery Park City Authority Revenue, Pre-Refunded, 6.50%, 5/01/99 ......................................   $2,000,000   $2,022,815
 Erie County RAN, 4.00%, 10/13/99 .......................................................................    1,000,000    1,007,579
 Haft Hollow Hills Central School District TAN, 3.90%, 6/25/99 ..........................................    2,000,000    2,003,240
(a)Long Island Power Authority, Electricity Systems Revenue,
   Sub Series 2, Weekly VRDN and Put, 3.80%, 5/01/33 ....................................................      600,000      600,000
   Sub Series 5, Daily VRDN and Put, 5.10%, 5/01/33 .....................................................    1,700,000    1,700,000
 Metropolitan Transportation Authority Facilities TECP, 2.95%, 2/17/99 ..................................    1,500,000    1,500,000
 Monroe County TECP, 3.40%, 1/14/99 .....................................................................    2,000,000    2,000,000
(a)Nassau IDA, Research Facility Revenue, Cold Spring Harbor Laboratory Project, Daily VRDN and
   Put, 5.00%, 7/01/23 ..................................................................................      600,000      600,000
(a)New York City GO,
   Series B, Sub Series B-7, AMBAC Insured, Daily VRDN and Put, 5.10%, 8/15/18 ..........................    1,400,000    1,400,000
   Sub Series A-4, Daily VRDN and Put, 5.00%, 8/01/23 ...................................................      900,000      900,000
(a)New York City HDC, Mortgage Revenue, Columbus Apartments, Series A, Weekly VRDN and Put, 3.65%,
   3/15/25 ..............................................................................................    1,500,000    1,500,000
(a)New York City IDA, Civic Facilities Revenue,
   American Civil Liberties, Weekly VRDN and Put, 3.80%, 6/01/12 ........................................      905,000      905,000
   National Audubon Society, Daily VRDN and Put, 5.00%, 12/01/14 ........................................      500,000      500,000
(a)New York City MAC,
   Refunding, Sub Series K-3, Weekly VRDN and Put, 3.80%, 7/01/08 .......................................      800,000      800,000
   Sub Series K-2, Weekly VRDN and Put, 3.80%, 7/01/08 ..................................................    3,100,000    3,100,000
(a)New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue,
   Refunding, Series G, FGIC Insured, Daily VRDN and Put, 5.10%, 6/15/24 ................................      600,000      600,000
   Series C, FGIC Insured, Daily VRDN and Put, 5.10%, 6/15/23 ...........................................    1,400,000    1,400,000
(a)New York City Tri-Cultural Resources Revenue, American Museum of Natural History, Series B,
   MBIA Insured, Weekly VRDN and Put, 3.80%, 4/01/21 ....................................................    1,100,000    1,100,000
 New York Islip GO,
   Airport Improvement, Series B, FSA Insured, 4.25%, 1/15/99 ...........................................      355,000      355,059
   Public Improvement, Series A, FSA Insured, 4.25%, 1/15/99 ............................................      160,000      160,039
 New York State Dormitory Authority, Sloan Kettering Memorial TECP, 2.90%,
   2/10/99 ..............................................................................................    1,000,000    1,000,000
   2/18/99 ..............................................................................................    1,200,000    1,200,000
 New York State Dormitory Authority Lease Revenue, State University Educational Facilities, Refunding,
   Series A, AMBAC Insured, 5.00%, 7/01/99 ..............................................................    1,500,000    1,509,679
 New York State Dormitory Authority Revenue,
   (a)New York Public Library, Series B, Weekly VRDN and Put, 3.80%, 7/01/22 ............................      400,000      400,000
   (a)Oxford University Press Inc., Weekly VRDN and Put, 3.85%, 7/01/25 .................................    1,000,000    1,000,000
   State University Educational Facilities, Refunding, Series A, Pre-Refunded, 7.125%, 5/15/99 ..........    1,000,000    1,032,616
(a)New York State Energy,Research & Development Authority PCR,
   New York Electric & Gas, Refunding, Series B, Daily VRDN and Put, 5.05%, 2/01/29 .....................    3,900,000    3,900,000
   Niagara Mohawk Power Corp., Refunding, Series B, Daily VRDN and Put, 5.05%, 12/01/25 .................    1,200,000    1,200,000
   Orange and Rockland Project, Refunding, Series A, FGIC Insured, Weekly VRDN and Put, 3.80%, 10/01/14 .    1,000,000    1,000,000
   Orange and Rockland Utilities, Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 3.80%, 8/01/15    1,350,000    1,350,000
   Rochester Gas & Electric Corp., Refunding, Series C, MBIA Insured, Weekly VRDN and Put, 3.80%, 8/01/32    1,500,000    1,500,000
 New York State Environmental Quality TECP, 3.05%, 1/07/99 ..............................................    2,000,000    2,000,000
(a)New York State HFAR, Normandie Court I Project, Weekly VRDN and Put, 4.10%, 5/15/15 ..................    2,100,000    2,100,000
(a)New York State Job Development Authority, Guaranteed Special Purpose, Refunding, Series A-1 thru A-25,
   Daily VRDN and Put, 5.10%, 3/01/07 ...................................................................    4,300,000    4,300,000

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments December 31, 1998 (cont.)

                                                                                                        PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                                  AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
(a)New York State Local Government Assistance Corp.,
   Series B, Weekly VRDN and Put, 3.85%, 4/01/23 ...................................................   $   500,000   $   500,000
   Series D, Weekly VRDN and Put, 4.10%, 4/01/25 ...................................................       200,000       200,000
   Series F, Weekly VRDN and Put, 3.80%, 4/01/25 ...................................................       200,000       200,000
(a)New York State Medical Care Facilities, Finance Agency Revenue, Pooled Equipment Loan Program II,
   Series A, Weekly VRDN and Put, 3.90%, 11/01/03 ..................................................     2,230,000     2,230,000
(a)Niagara County IDA, IDR, Pyron Corp. Project, Weekly VRDN and Put, 4.00%, 11/01/04 ..............       650,000       650,000
 Puerto Rico Commonwealth TRAN, Series A, 3.50%, 7/30/99 ...........................................     1,000,000     1,003,690
 South Huntington TAN, Union Free School District, 3.90%, 6/30/99 ..................................     1,000,000     1,001,428
 Suffolk County TAN, Series II,
   3.75%, 9/09/99 ..................................................................................     1,000,000     1,002,790
   4.00%, 9/09/99 ..................................................................................     1,500,000     1,506,481
(a)Syracuse IDA, Civic Facilities Revenue, Multi-Modal, Syracuse University Project, Daily VRDN and
   Put, 5.00%, 3/01/23 .............................................................................       400,000       400,000
 Triborough Bridge & Tunnel Authority, Special Obligation, Refunding, Series A, MBIA Insured, 4.00%,
   1/01/99 .........................................................................................     1,000,000     1,000,000
                                                                                                                     -----------
 Total Investments (Cost $57,340,416) 99.1% ........................................................                  57,340,416
 Other Assets, less Liabilities .9% ................................................................                     537,564
                                                                                                                     -----------
 Net Assets 100.0% .................................................................................                 $57,877,980
                                                                                                                     -----------

See glossary of terms on page 38.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.                    37

FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1998 (cont.)

GLOSSARY OF TERMS
----------------------------------------------------------------------
AMBAC  -  American Municipal Bond Assurance Corp.
COP    -  Certificate of Participation
ETM    -  Escrow To Maturity
FGIC   -  Financial Guaranty Insurance Co.
FHA    -  Federal Housing Authority/Agency
FSA    -  Financial Security Assistance
GO     -  General Obligation
HDC    -  Housing Development Corp.
HFA    -  Housing Finance Authority/Agency
HFAR   -  Housing Finance Authority Revenue
IDA    -  Industrial Development Authority/Agency
IDR    -  Industrial Development Revenue
MAC    -  Municipal Assistance Corp.
MBIA   -  Municipal Bond Investors Assurance Corp.
PCR    -  Pollution Control Revenue
PFA    -  Public Finance Authority
RAN    -  Revenue Anticipation Notes
TAN    -  Tax Anticipation Notes
TECP   -  Tax-Exempt Commercial Paper
TRAN   -  Tax and Revenue Anticipation Notes
USTA   -  United States Tennis Association
VRDN   -  Variable Rate Demand Notes

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                               FRANKLIN NEW YORK      FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                               INSURED TAX-FREE       INTERMEDIATE-TERM          TAX-EXEMPT
                                                                  INCOME FUND       TAX-FREE INCOME FUND         MONEY FUND
                                                               ---------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................................   $ 257,787,722           $  76,897,692          $  57,340,416
                                                               ---------------------------------------------------------------
  Value .....................................................     277,237,708              81,358,586             57,340,416
 Cash .......................................................         479,241                 120,273                 17,758
 Receivables:
  Investment securities sold ................................          20,000                    --                  401,083
  Capital shares sold .......................................          36,478                 123,510                 91,744
  Interest ..................................................       5,138,970               1,325,667                309,650
                                                               ---------------------------------------------------------------
      Total assets ..........................................     282,912,397              82,928,036             58,160,651
                                                               ---------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................       2,020,740               1,981,126                   --
  Capital shares redeemed ...................................         139,851                  30,000                119,368
  Affiliates ................................................         185,091                  39,677                 49,483
  Shareholders ..............................................         340,489                  79,615                 97,274
 Distributions to shareholders ..............................         306,479                  99,705                  5,411
 Other liabilities ..........................................          34,795                   8,824                 11,135
                                                               ---------------------------------------------------------------
      Total liabilities .....................................       3,027,445               2,238,947                282,671
                                                               ---------------------------------------------------------------
       Net assets, at value .................................   $ 279,884,952           $  80,689,089          $  57,877,980
                                                               ---------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........................   $        --             $      65,217          $        --
 Accumulated distributions in excess of net investment income         (77,013)                   --                     --
 Net unrealized appreciation ................................      19,449,986               4,460,894                   --
 Accumulated net realized gain (loss) .......................          92,853              (2,559,531)                  --
 Capital shares .............................................     260,419,126              78,722,509             57,877,980
                                                               ---------------------------------------------------------------
       Net assets, at value .................................   $ 279,884,952           $  80,689,089          $  57,877,980
                                                               ===============================================================



                       See notes to financial statements.                    39

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1998

                                                              FRANKLIN NEW YORK       FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                              INSURED TAX-FREE        INTERMEDIATE-TERM           TAX-EXEMPT
                                                                INCOME FUND          TAX-FREE INCOME FUND         MONEY FUND
                                                              -----------------------------------------------------------------
Class I:
  Net assets, at value ................................         $270,434,525             $80,689,089             $57,877,980
                                                              =================================================================
  Shares outstanding ..................................           23,092,312               7,490,318              57,877,980
                                                              =================================================================
  Net asset value per share(*) ........................         $      11.71             $     10.77             $      1.00
                                                              =================================================================
  Maximum offering price per share (net asset value per
   share (divided by) 95.75%, 97.75%, 100%,
   respectively) ......................................         $      12.23             $     11.02             $      1.00
                                                              =================================================================
Class II:
  Net assets, at value ................................         $  9,450,427                    --                      --
                                                              =================================================================
  Shares outstanding ..................................              799,661                    --                      --
                                                              =================================================================
  Net asset value per share(*) ........................         $      11.82                    --                      --
                                                              =================================================================
  Maximum offering price per share (net asset value per
   share (divided by) 99%) ............................         $      11.94                    --                      --
                                                              =================================================================

(*)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


40                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                           FRANKLIN NEW YORK   FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                           INSURED TAX-FREE    INTERMEDIATE-TERM          TAX-EXEMPT
                                                              INCOME FUND     TAX-FREE INCOME FUND        MONEY FUND
                                                           -------------------------------------------------------------
Investment income:
 Interest ..........................................          $15,187,162          $ 3,509,216           $ 2,017,989
                                                           -------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................            1,482,054              420,910               376,567
 Distribution fees (Note 3)
  Class I ..........................................              235,976               66,332                  --
  Class II .........................................               45,348                 --                    --
 Transfer agent fees (Note 3) ......................              108,520               35,131                65,096
 Custodian fees ....................................                3,251                  797                 1,141
 Reports to shareholders ...........................               37,990                8,914                33,956
 Registration and filing fees ......................               21,294                6,623                10,421
 Professional fees .................................               29,863                7,017                 6,428
 Trustees' fees and expenses .......................               11,296                2,868                 2,496
 Other .............................................               29,821                7,061                 1,418
                                                           -------------------------------------------------------------
      Total expenses ...............................            2,005,413              555,653               497,523
      Expenses waived/paid by affiliate (Note 3) ...                 --               (255,944)             (136,218)
                                                           -------------------------------------------------------------
       Net expenses ................................            2,005,413              299,709               361,305
                                                           -------------------------------------------------------------
        Net investment income ......................           13,181,749            3,209,507             1,656,684
                                                           -------------------------------------------------------------
Realized and unrealized gains:
 Net realized gain from investments ................            1,939,615              262,095                  --
 Net unrealized appreciation on investments ........              706,841              861,981                  --
                                                           -------------------------------------------------------------
Net realized and unrealized gain ...................            2,646,456            1,124,076                  --
                                                           -------------------------------------------------------------
Net increase in net assets resulting from operations          $15,828,205          $ 4,333,583           $ 1,656,684
                                                           =============================================================

                       See notes to financial statements.                     41

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                                            FRANKLIN NEW YORK
                                                                            FRANKLIN NEW YORK INSURED       INTERMEDIATE-TERM
                                                                               TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                                                           -------------------------------------------------------
                                                                               1998           1997          1998          1997
                                                                           -------------------------------------------------------
Increase in net assets:
 Operations:
  Net investment income .................................................  $ 13,181,749   $ 13,357,463   $ 3,209,507   $ 2,643,481
  Net realized gain from investments ....................................     1,939,615      2,443,437       262,095       237,610
  Net unrealized appreciation on investments ............................       706,841      6,182,799       861,981     1,496,404
                                                                           -------------------------------------------------------
      Net increase in net assets resulting
       from operations ..................................................    15,828,205     21,983,699     4,333,583     4,377,495
 Distributions to shareholders from:
  Net investment income:
   Class I ..............................................................   (12,887,618)   (13,364,273)   (3,321,193)   (2,646,832)
   Class II .............................................................      (294,131)      (214,741)         --            --
  In excess of net investment income:
   Class I ..............................................................       (74,373)          (928)         --            --
   Class II .............................................................        (1,697)           (15)         --            --
  Net realized gains:
   Class I ..............................................................    (1,299,492)          --            --            --
   Class II .............................................................       (44,540)          --            --            --
                                                                           -------------------------------------------------------
 Total distributions to shareholders ....................................   (14,601,851)   (13,579,957)   (3,321,193)   (2,646,832)
 Capital share transactions:(Note 2)
   Class I ..............................................................     8,241,153     (8,309,946)   20,760,497    12,363,508
   Class II .............................................................     3,826,083      1,292,535          --            --
                                                                           -------------------------------------------------------
 Total capital share transactions .......................................    12,067,236     (7,017,411)   20,760,497    12,363,508
  Net increase in net assets ............................................    13,293,590      1,386,331    21,772,887    14,094,171
Net assets:
 Beginning of year ......................................................   266,591,362    265,205,031    58,916,202    44,822,031
                                                                           -------------------------------------------------------
 End of year ............................................................  $279,884,952   $266,591,362   $80,689,089   $58,916,202
                                                                           =======================================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  End of year ...........................................................  $    (77,013)  $       (943)  $    65,217   $   176,903
                                                                           =======================================================

42                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                                      FRANKLIN NEW YORK
                                                                                                    TAX-EXEMPT MONEY FUND
                                                                                              -------------------------------
                                                                                                   1998               1997
                                                                                              -------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ................................................................     $  1,656,684       $  1,851,246
                                                                                              ------------       ------------
       Net increase in net assets resulting from operations .............................        1,656,684          1,851,246
 Distributions to shareholders from net investment income ...............................       (1,656,684)        (1,851,246)
 Capital share transactions:(Note 2) ....................................................       (5,841,785)         4,542,185
                                                                                              ------------       ------------
   Net increase (decrease) in net assets ................................................       (5,841,785)         4,542,185
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ......................................................................       63,719,765         59,177,580
                                                                                              ------------       ------------
 End of year ............................................................................     $ 57,877,980       $ 63,719,765
                                                                                              ============       ============

                       See notes to financial statements.                     43

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of three series (the Funds). The Funds seek to provide tax-free income. The Franklin New York Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments. The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund) may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. SECURITY TRANSACTIONS INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily for the Money Fund. Such distributions are reinvested in additional shares of the Fund. Distributions from net investment income are normally declared daily and distributed monthly to shareholders for the Insured Fund and the Intermediate-Term Fund.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

d. INSURANCE:

The scheduled payments of interest and principal for each long-term municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the Fund, or paid by a third party.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amount of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

During the year ended December 31, 1998 the classes of shares offered within each of the funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

Class I                       Class I & Class II
--------------------------------------------------------
Intermediate-Term Fund        Insured Fund
Money Fund

At December 31, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                     FRANKLIN NEW YORK                FRANKLIN NEW YORK           FRANKLIN NEW YORK
                                                      INSURED TAX-FREE                INTERMEDIATE-TERM              TAX-EXEMPT
                                                        INCOME FUND                  TAX-FREE INCOME FUND            MONEY FUND
                                                  ----------------------------------------------------------------------------------
                                                    SHARES        AMOUNT             SHARES         AMOUNT          SHARES/AMOUNT
                                                  ----------------------------------------------------------------------------------
CLASS I SHARES:
Year Ended December 31,1998
Shares sold ..................................     2,627,781   $ 30,700,744         3,890,300    $ 41,529,693       $ 51,502,356
Shares issued in reinvestment of distributions       679,637      7,946,653           189,172       2,019,473          1,656,994
Shares redeemed ..............................    (2,604,462)   (30,406,244)       (2,136,427)    (22,788,669)       (59,001,135)
                                                  ----------------------------------------------------------------------------------
 Net increase (decrease) .....................       702,956   $  8,241,153         1,943,045    $ 20,760,497       $ (5,841,785)
                                                  ==================================================================================
Year Ended December 31,1997
Shares sold ..................................     2,143,970   $ 24,240,358         2,234,707    $ 23,236,717       $ 52,257,638
Shares issued in reinvestment of distributions       666,814      7,568,139           154,882       1,611,794          1,850,557
Shares redeemed ..............................    (3,542,992)   (40,118,443)       (1,202,679)    (12,485,003)       (49,566,010)
                                                  ----------------------------------------------------------------------------------
 Net increase (decrease) .....................      (732,208)  $ (8,309,946)        1,186,910    $ 12,363,508       $  4,542,185
                                                  ==================================================================================
CLASS II SHARES:
Year Ended December 31,1998
Shares sold ..................................       410,496   $  4,858,484
Shares issued in reinvestment of distributions        21,224        250,668
Shares redeemed ..............................      (108,928)    (1,283,069)
                                                  -------------------------
 Net increase ................................       322,792   $  3,826,083
                                                  =========================
Year Ended December 31,1997
Shares sold ..................................       197,439   $  2,247,696
Shares issued in reinvestment of distributions        14,217        162,739
Shares redeemed ..............................       (98,680)    (1,117,900)
                                                  -------------------------
 Net increase ................................       112,976   $  1,292,535
                                                  =========================

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain trustees of the Funds are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

       ANNUALIZED
        FEE RATE        NET ASSETS
--------------------------------------------------------------------------

         .625%        First $100 million
         .500%        Over $100 million, up to and including $250 million
         .450%        In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statements of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                         FRANKLIN NEW YORK           FRANKLIN NEW YORK
                         INSURED TAX-FREE            INTERMEDIATE-TERM
                           INCOME FUND              TAX-FREE INCOME FUND
                         -----------------------------------------------
Net commissions
 paid .............          $ 72,423                      $113,651
Contingent deferred
 sales charges ....          $  4,871                      $  1,171

The Funds paid transfer agent fees of $208,747, of which $181,076 was paid to Investor Services.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 1998, the Intermediate-Term Fund had tax basis capital losses of $2,559,531 which may be carried over to offset future capital gains. Such losses expire as follows:

                                                   FRANKLIN
                                                  NEW YORK
                                               INTERMEDIATE-TERM
                                             TAX-FREE INCOME FUND
                                             --------------------
Capital loss carryovers expiring in:
  2002 ...................................        $2,297,936
  2003 ...................................             --
  2004 ...................................           261,595
                                             --------------------
                                                  $2,559,531
                                             ====================

At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                     FRANKLIN NEW YORK     FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                      INSURED TAX-FREE     INTERMEDIATE-TERM          TAX-EXEMPT
                                        INCOME FUND       TAX-FREE INCOME FUND        MONEY FUND
                                     ---------------------------------------------------------------
Investments at cost ..........          $257,787,722          $ 76,897,692           $ 57,340,416
                                     ---------------------------------------------------------------
Unrealized appreciation ......          $ 19,449,986          $  4,477,426                   --
Unrealized depreciation ......                  --                 (16,532)                  --
                                     ===============================================================
Net unrealized appreciation ..          $ 19,449,986          $  4,460,894                   --
                                     ===============================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1998, were as follows:

                       FRANKLIN NEW YORK    FRANKLIN NEW YORK
                        INSURED TAX-FREE    INTERMEDIATE-TERM
                          INCOME FUND      TAX-FREE INCOME FUND
                       ----------------------------------------
Purchases .....           $44,607,749          $28,775,890
Sales .........           $32,486,482          $ 6,451,090

6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in the state of New York and U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within that state and those U.S. territories and possessions.

FRANKLIN NEW YORK TAX-FREE TRUST
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN NEW YORK TAX-FREE TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin New York Tax-Free Trust, (hereafter referred to as the "Fund") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 4, 1999

FRANKLIN NEW YORK TAX-FREE TRUST
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Franklin New York Insured Tax-Free Income Fund hereby designates $1,436,885 as 20% rate capital gain dividends for the fiscal year ended December 31, 1998.

Under Section 852(b)(5)(A) of the Internal Revenue Code, each fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended December 31, 1998.